EXHIBIT 10.19
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
SECOND ASSIGNMENT OF LEASES AND RENTS
     THIS SECOND ASSIGNMENT OF LEASES AND RENTS (hereinafter referred to as this “Assignment”), is made and entered into as of the _31st___ day of ___October___, 2006, by [NAME OF ASSIGNOR], a Texas limited partnership (“Assignor”) to WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Wachovia”), as Agent for itself and the other Banks from time to time party to the Mezzanine Credit Agreement (as hereinafter defined) (Wachovia, in its capacity as Agent, hereinafter referred to as “Agent”).
W I T N E S S E T H:
     THAT FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the Obligations as defined herein, Assignor does hereby presently, irrevocably and unconditionally grant, transfer and assign to Agent, its successors, successors-in-title and assigns, all of Assignor’s right, title and interest in, to and under any and all leases, tenancies, agreements or licenses, written or oral, now existing or hereafter entered into by Assignor as “landlord”, “lessor” or “licensor”, for the use or occupancy of all or any portion of the property (hereinafter referred to as the “Property”) located at Bexar County, Texas, more particularly described in Exhibit A attached hereto and by this reference made a part hereof, including any and all extensions, renewals, amendments and modifications thereof and guaranties of or letters of credit relating to the performance or obligations of any tenants, lessees or licensees thereunder (such leases, tenancies, agreements and licenses are hereinafter referred to collectively as the “Leases,” and such tenants, lessees and licensees are hereinafter referred to collectively as “Tenants” or individually as a “Tenant” as the context requires), together with any and all security, damage and lease deposits, all of Assignor’s right, title and interest in and to all revenues, lease termination payments, royalties, rights or benefits of every nature arising from the possession, use, enjoyment or operation of the Property and all rents, issues, income and profits from the Leases and from the Property. This Assignment constitutes a present and absolute assignment of leases and rents, subject only to Assignor’s rights under Paragraph 1.03(a) hereof.
     TO HAVE AND TO HOLD unto Agent, its successors and assigns forever, subject to and upon the terms and conditions set forth herein.
     This Assignment is made for the purpose of securing the full and prompt payment and performance when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, of the Notes and the other Obligations, all as defined below.

     As further security for the Obligations and the full and prompt payment and performance of any and all duties of Assignors to Agent under the Security Documents, Assignor hereby assigns to Agent any awards or payments which may be made in respect of Assignor’s interest in any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court. From and after the occurrence and during the continuance of an Event of Default, Assignor hereby appoints Agent as its attorney-in-fact to appear in any such proceeding and/or to collect any such award or payment.
ARTICLE I
WARRANTIES AND COVENANTS
     1.01 Representations and Warranties of Assignor. Assignor hereby represents and warrants as follows as of the date hereof:
          (a) Assignor is the sole and absolute owner of the entire landlord’s or lessor’s interest in the Leases and such rents, issues and profits.
          (b) Assignor has made no prior assignment of any of the Leases or with respect to any of such rents, issues or profits, other than pursuant to the Senior Deed of Trust and the Senior Assignment of Leases and Rents.
          (c) Assignor has neither done any act nor omitted to do any act which might prevent Agent from, or limit Agent in, acting under any of the provisions of this Assignment.
          (d) Neither the execution and delivery of this Assignment or any of the Leases, the performance of each and every covenant of Assignor under this Assignment and the Leases, nor the meeting of each and every condition contained in this Assignment, conflicts with, or constitutes a breach or default under, any agreement, indenture or other instrument to which Assignor is a party or by which Assignor is bound, or any law, ordinance, administrative regulation or court decree which is applicable to Assignor.
          (e) No action has been brought or, so far as is known to Assignor, is threatened, which would interfere in any way with the right of Assignor to execute this Assignment and perform all of Assignor’s obligations contained in this Assignment and in the Leases.
          (f) All Leases existing as of the date of this Assignment are listed and described on the rent roll delivered by Assignor to Agent on or about the date hereof (the “Rent Roll”). No Tenant under any Lease is entitled to any free rent, partial rent, rebate of rent payments, credit, offset or deduction in rent, including, without limitation, lease support payments or lease buy-outs, except as reflected in the Rent Roll. No property other than the Property which is the subject of the applicable Lease is necessary to comply with the requirements (including, without limitation, parking requirements) contained in such Lease. The Leases represent the entire agreement between Assignor and the Tenants with respect to the Leased Premises.

          (g) The Leases existing as of the date of this Assignment and listed and described on the Rent Roll were, to the knowledge of Assignor, duly executed and delivered by each Tenant pursuant to authority legally adequate therefor, are now in full force and effect, and are the legal, valid and binding obligations of such Assignor, and to the knowledge of Assignor, the Tenants, enforceable in accordance with their terms, and, except as disclosed in writing to Agent, no condition exists, which with the passage of time or the giving of notice, or both, could give rise to any right or option by any Tenant to terminate its Lease.
          (h) Except as set forth on the Rent Roll, no default exists on the part of Assignor in the fulfillment, performance or observance of any of the terms, conditions or covenants of landlord or lessor contained in any of the Leases, and, to the best of Assignor’s knowledge, except as set forth on the Rent Roll, no default exists on the part of any Tenant in the fulfillment, performance or observance of any of the terms, conditions or covenants of tenant or lessee contained in any of the Leases.
          (i) Except as set forth on the Rent Roll, nothing contained in any Lease violates any other Lease or any other agreement, covenant or, to the knowledge of Assignor, any governmental requirement affecting the Property.
     1.02 Covenants of Assignor. Assignor hereby covenants and agrees as follows:
          (a) Except as permitted in the Mezzanine Credit Agreement or the Security Instrument, Assignor shall (i) fulfill, perform and observe each and every material term, condition and covenant of landlord or lessor contained in each of the Leases; (ii) at no cost or expense to Agent, enforce, short of termination, the performance and observance of each and every material term, condition and covenant of each of the Leases to be performed or observed by the Tenant thereunder; and (iii) appear in and defend any action arising out of, or in any manner connected with, any of the Leases, or the obligations or liabilities of such Assignor as the landlord or lessor thereunder, or of the Tenant or any guarantor thereunder.
          (b) Assignor shall not, without the prior written consent of Agent, (i) permit the prepayment of any rents under any of the Leases for more than one (1) month prior to the accrual thereof; or (ii) assign its interest in, to or under any of the Leases or the rents, issues, income and profits from any of the Leases or from the Property to any person or entity other than Agent.
          (c) Except as otherwise permitted in the Mezzanine Credit Agreement, Assignor shall not, without the prior written consent of Agent (i) enter into any new Lease of all or any part of the Property; (ii) amend or modify any Lease; (iii) terminate the term or accept the surrender of any of the Leases; (iv) waive or release the Tenant from the performance or observation by the Tenant of any material obligation or condition of any of the Leases; (v) agree to subordinate any of the Leases to any mortgage or other encumbrance; or (vi) in the event any bankruptcy, insolvency or other debtor relief proceeding shall be instituted by or against any Tenant, settle any claims which Assignor may have against such Tenant.

          (d) Assignor shall take no action which will cause or permit the estate of the Tenant under any of the Leases to merge with the interest of Assignor in the Property or any portion thereof.
          (e) Assignor does hereby authorize and empower Agent, upon the occurrence and during the continuance of an Event of Default, to collect all rents, issues, income and profits arising or accruing under the Leases or from the Property as they become due, whether or not the Agent shall have made entry or become a mortgagee-in-possession pursuant to the Security Instrument, and upon the occurrence and during the continuance of an Event of Default does hereby irrevocably authorize and direct, each and every present and future Tenant of the whole or any part of the Property, upon receipt of written notice from Agent, to pay all rents, issues, income and profits thereafter arising or accruing under the Leases or from the Property to Agent and to continue to do so until otherwise notified by Agent, and Assignor agrees that each and every Tenant shall have the right to rely upon such notice by Agent without any obligation or right to inquire as to whether any Event of Default exists and notwithstanding any notice or claim of Assignor to the contrary, and that Assignor shall have no right or claim against any Tenant for any rents or other amounts paid by such Tenant to Agent following receipt of such notice.
          (f) Assignor will permit any officer designated by Agent, at Assignor’s expense, to visit and inspect any of the properties of Assignor, to examine the records and books of account from time to time as requested but only during normal business hours of Assignor (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of Assignor with, and to be advised as to the same by, its officers, all at such reasonable times and intervals Agent may reasonably request. Agent shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the normal business operations of Assignor. From and after the occurrence of an Event of Default which is continuing, Assignor shall bear the costs and expenses incurred by Agent or its representatives in conducting such visits or inspections.
     1.03 Covenants of Agent. Agent hereby covenants and agrees with Assignor as follows:
          (a) This Assignment constitutes a present, current and absolute assignment of all Leases and all rents, issues, income and profits from the Property, provided, that so long as no Event of Default has occurred, Agent shall not demand that such rents, issues, income and profits be paid directly to Agent, and Assignor shall have a license (revocable upon the occurrence of an Event of Default) to collect, but no more than one (1) month prior to accrual, all such rents, issues, income and profits from the Property (including, but not by way of limitation, all rents payable under the Leases), further provided, however, that Assignor shall collect and receive all such rents, issues, income and profits from the Property for the account of Agent, and shall apply such rents, issues, income and profits so collected to the Obligations, to the extent then due and payable, then to the payment of normal and customary operating expenses of the Property then due and payable, with the balance, so long as no Event of Default has occurred, to the account of Assignor.

          (b) Except as otherwise provided in the Mezzanine Credit Agreement, upon the payment in full of the Obligations, as evidenced by the recording or filing of an instrument of satisfaction or full release of the Security Instrument without the recording of another security instrument in favor of Agent affecting the Property, this Assignment shall be terminated and released in fact and of record by Agent and shall thereupon be of no further force or effect.
          (c) Assignor and Agent are each represented by competent counsel and are aware of the legal effects of this Assignment. This Assignment is intended by Assignor and Agent to create, and shall be construed to create, an absolute assignment to Agent and not an assignment as security for the performance of the obligation evidenced by the Security Documents or any other indebtedness of Assignor. It is further the intent of Assignor and Agent hereunder that the rents hereby absolutely assigned are no longer, during the term of this Assignment, property of Assignor or property of any estate of Assignor as defined by 11 U.S.C. Section 541, and shall not constitute collateral, cash or otherwise, of Assignor. The term “rents” as used herein shall mean the gross capital rents without deduction or offset of any kind.
ARTICLE II
DEFAULT
     2.01 Event of Default. Upon the occurrence and during the continuance of an Event of Default, Agent may exercise any and all remedies provided in Paragraph 2.02 of this Assignment, under the Security Instrument, under the Mezzanine Credit Agreement and under any and all other instruments and documents providing security for the Obligations, or any other remedies available under applicable law or any one or more of such remedies.
     2.02 Remedies. Upon the occurrence and during the continuance of any Event of Default, Agent may at its option, with or without notice or demand of any kind (except as may be provided herein or in any of the Security Documents), and without waiving such Event of Default, exercise any or all of the following rights and remedies.
          (a) Declare any part or all of the Obligations to be immediately due and payable, whereupon the same shall be become immediately due and payable.
          (b) Either with or without entry or taking possession of the Property, give or require Assignor to give notice to any or all Tenants under the Leases authorizing and directing such Tenants under the Leases to pay all rents, issues, income and profits and any other sums due under their Leases directly to Agent, whether or not Agent shall have made entry or become a mortgagee in possession pursuant to the Security Instrument, and collect and receive all rents, issues, income and profits and other sums due under the Leases with respect to which such notice is given. Assignor hereby irrevocably appoints Agent as its true and lawful agent and attorney-in-fact for the purpose of endorsing notes, drafts, money orders and other evidence of payment of rents, issues, income and profits and any other sums due under the Leases, which power of attorney is irrevocable and coupled with an interest.
          (c) Either with or without entry or taking possession of the Property, perform any and all obligations of Assignor under any or all of the Leases or this Assignment and exercise any and all rights of Assignor herein or therein as fully as Assignor itself could do, including, without limiting the generality of the foregoing, enforcing, modifying, extending or terminating any or all of the Leases, collecting, modifying, compromising, waiving or increasing any or all of the rents payable thereunder, and obtaining new Tenants and entering into new Leases on the Property on any terms and conditions deemed desirable by Agent, and, to the extent Agent shall incur any costs in connection with the performance of any such obligations of Assignor, including reasonable attorneys’ fees and costs of litigation, then all such reasonable costs shall become a part of the Obligations, shall bear interest from the incurring thereof at the Post-Default Rate (but in no event shall the interest payable exceed the maximum amount allowed by law), and shall be due and payable on demand.
          (d) Either with or without entry or taking possession of the Property, in Assignor’s or Agent’s name, institute any legal or equitable action which Agent in its sole discretion deems desirable to collect and receive any or all of the rents, issues, income and profits assigned herein or to evict or remove any Tenants.
          (e) Enter upon, take possession of, and use and operate all or any portion of the Property which Agent in its sole discretion deems desirable to effectuate any or all of the foregoing remedies, with full power to make alterations, renovations, repairs or replacements thereto.
Agent shall have the full right to exercise any or all of the foregoing remedies and rights and without regard to the adequacy of security for any or all of the Obligations, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee.
     2.03 Application of Rents. All rents, issues, income and profits and any other sums due under the Leases and with respect to the Property which are collected by Agent shall be applied by Agent in such order as Agent in its sole discretion may elect against: (i) all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in connection with the operation of the Property, the performance of Assignor’s obligations under the Leases or the collection of the rents thereunder; (ii) all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in the collection of any or all of the Obligations, including all costs, expenses and attorneys’ fees incurred in seeking to realize on or to protect or preserve Agent’s interest in any other collateral securing any or all of the Obligations; and (iii) any or all unpaid principal of, and interest on, the Obligations; with any remainder to Assignor.
     2.04 No Liability of Agent. Agent shall not be obligated to perform or discharge, nor does Agent hereby undertake to perform or discharge, any obligation, duty or liability of Assignor under any of the Leases or under or by reason of this Assignment, except those arising after Agent takes possession of the Property after an Event of Default. Prior to Agent’s taking possession of the Property after an Event of Default, this Assignment shall not operate to place upon Agent responsibility for the control, care, management or repair of the Property, nor for the carrying out of any of the terms and conditions of any of the Leases, nor shall it operate to make Agent responsible or liable for any waste committed on the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any person. Agent shall not be liable for any loss sustained by Assignor resulting from Agent’s failure to let the Property after taking possession of the Property after an Event of Default, unless such loss is caused by the willful misconduct or gross negligence of Agent.
     2.05 Indemnification. Assignor shall and does hereby agree to indemnify and to hold Agent and the Banks harmless from and against any and all costs, expenses, claims, demands, liability, loss or damage (including all costs, expenses, and attorneys’ fees incurred in the defense thereof) actually asserted against, imposed on or incurred by Agent or the Banks in connection with or as a result of this Assignment or the exercise of any rights or remedies under this Assignment or under any of the Leases or by reason of any alleged obligations or undertakings of Agent or the Banks to perform or discharge any of the terms, covenants or agreements contained in any of the Leases; provided, however, that nothing herein shall be construed to obligate Assignor to indemnify and hold Agent or the Banks harmless from and against any and all costs, expenses, claims, demands, liability, loss or damage asserted against, imposed on or incurred by Agent or the Banks by reason of Agent’s or such Bank’s willful misconduct or gross negligence. Should Agent or a Bank incur any such costs, expenses, liabilities, loss or damage for which it is to be indemnified by Assignor as aforesaid, the amount thereof shall be added to the Obligations, shall bear interest at the interest rate for overdue amounts stated in the Mezzanine Credit Agreement from the date incurred until paid (but in no event shall the interest payable exceed the maximum amount allowed by law), shall be secured by this Assignment, the Security Instrument and the other Security Documents, and shall be payable immediately upon demand. ASSIGNOR AGREES THAT THE INDEMNIFICATION OF AGENT BY ASSIGNOR SET FORTH IN THIS PARAGRAPH 2.05 INCLUDES INDEMNIFICATION IN THE EVENT OF ORDINARY NEGLIGENCE ON THE PART OF AGENT BUT DOES NOT INCLUDE INDEMNIFICATION OF AGENT FOR AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
ARTICLE III
DEFINITIONS
     Terms used herein and not defined herein shall have the meanings as set forth in the Mezzanine Credit Agreement.
     The following terms as used herein shall have the following meanings:
     “Agent” shall mean Wachovia Bank, National Association and its successors and assigns, as Agent for itself and the other lenders from time to time party to the Mezzanine Credit Agreement.
     “Assignment” shall mean this Second Assignment of Leases and Rents between Assignor and Agent.
     “Mezzanine Credit Agreement” shall mean the Mezzanine Credit Agreement dated as of                     , 2006, by and among NNN Apartment REIT Holdings, L.P., a Virginia limited partnership (the “Borrower”), Agent, Wachovia, the other lenders which are parties thereto, and such other lenders as may from time to time become parties thereto, as originally executed, or if varied, extended, supplemented, consolidated, amended or restated from time to time as so varied, extended, supplemented, consolidated, amended or restated.
     “Default” shall mean any event which, with the giving of notice or the lapse of time, or both, would become an Event of Default.
     “Event of Default” shall mean (a) any “Event of Default” under and as defined in the Security Instrument or the Mezzanine Credit Agreement, or (b) any default in the performance of the obligations of Assignor hereunder which is not cured within thirty (30) days following receipt by Assignor of written notice of such default, or (c) any representation or warranty of Assignor in this Assignment proving to have been false or incorrect in any material respect upon the date when made or deemed to be made or repeated, or (d) any default in the performance of the obligations of Assignor under any of the Security Documents beyond the expiration of any applicable notice and cure period.
     “Notes” shall collectively mean (i) those certain Notes made or to be made by the Borrower to the Banks in the aggregate principal amount of up to Fifteen Million and No/100 Dollars ($15,000,000.00), and (ii) each other note as may be issued under the Mezzanine Credit Agreement, each as originally executed or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated.
     “Obligations” shall mean:
          (a) The debt evidenced by the Notes together with interest as therein provided;
          (b) The full and prompt payment and performance by Borrower of all of the provisions, agreements, covenants and obligations contained in the Mezzanine Credit Agreement;
          (c) The full and prompt payment and performance by Guarantors of all of the provisions, agreements, covenants and obligations contained in the Guaranty;
          (d) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other of the Loan Documents or the Security Documents, and the payment of all other sums therein covenanted to be paid; and
          (e) Any and all additional advances made by Agent as provided in the Security Instrument.
     “Security Documents” shall mean the Security Instrument (as hereinafter defined), this Assignment, the Mezzanine Credit Agreement, the Guaranty and the UCC-1 financing statements executed and delivered with respect to the Property and any and all other documents or instruments now or hereafter securing the Obligations.

     “Security Instrument” shall mean the Second Deed of Trust, Security Agreement and Fixture Filing dated as of ___October 31_, 2006_, executed by Assignor to ___John M. Nolan_, as trustee, for the benefit of Agent pursuant to which Assignor has conveyed the Property as security for the Obligations.
     “Senior Assignment of Leases and Rents” shall mean the Assignment of Leases and Rents dated _October 31_, 2006, executed by the Assignor, for the benefit of Wachovia, in its capacity as agent for itself and the other “Lenders” referred to therein.
     “Senior Deed of Trust” shall have the meaning assigned to that term in the Security Instruments.
ARTICLE IV
GENERAL PROVISIONS
     4.01 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon Assignor and Agent and their respective heirs, executors, legal representatives, successor and assigns to the extent only permitted under the Mezzanine Credit Agreement (but in the case of assigns of Assignor, only if and to the extent that Agent has consented in writing to Assignor’s assignment of its rights or obligations hereunder to such assigns). Whenever a reference is made in this Assignment to “Assignor” or “Agent”, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of Assignor or Agent.
     4.02 Agent’s Rights of Assignment; Rights of Assignees. Agent may assign to any subsequent holder of the Notes or the Security Instrument, or to any person acquiring title to the Property, all of Agent’s right, title and interest in any of the Leases and rents, issues, income and profits from the Property. No such assignee shall have any liability for any obligation which accrued under any of the Leases prior to the assignment to such assignee nor shall any such assignee have any obligation to account to Assignor for any rental payments which accrued prior to such assignment unless actually received by such assignee. After Assignor’s right, title and interest in the Property has been foreclosed or otherwise terminated, no assignee of Assignor’s interest in the Leases shall be liable to account to Assignor for any rents, issues, income or profits thereafter accruing.
     4.03 Terminology. All personal pronouns used in this Assignment, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa. Titles of Articles are for convenience only and neither limit nor amplify the provisions of this Assignment.
     4.04 Severability. If any provision of this Assignment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
     4.05 Applicable Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS.

     4.06 No Third Party Beneficiaries. This Assignment is made solely for the benefit of Agent and its assigns. No Tenant under any of the Leases nor any other person shall have standing to bring any action against Agent as the result of this Assignment, or to assume that Agent will exercise any remedies provided herein, and no person other than Agent shall under any circumstances be deemed to be a beneficiary of any provision of this Assignment.
     4.07 No Oral Modifications. Neither this Assignment nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.
     4.08 Cumulative Remedies. The remedies herein provided shall be in addition to and not in substitution for the rights and remedies vested in Agent in any of the Security Documents or at law or in equity, all of which rights and remedies are specifically reserved by Agent. The remedies herein provided or otherwise available to Agent shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause shall be broadly construed so that all remedies herein provided or otherwise available to Agent shall continue and be each and all available to Agent until the Obligations shall have been paid in full.
     4.09 Cross-Default. An Event of Default by Assignor under this Assignment shall constitute an “Event of Default” under the Security Documents.
     4.10 Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Assignment by signing any such counterpart.
     4.11 Further Assurance. At any time and from time to time, upon request by Agent, Assignor will make, execute and deliver, or cause to be made, executed and delivered, to Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Agent in its reasonable judgment, any and all such other and further assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the reasonable opinion of Agent, be necessary in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Assignor under this Assignment and (b) the security interest created by this Assignment as a first and prior security interest upon the Leases and the rents, issues, income and profits from the Property, subject to the prior lien of the Senior Deed of Trust and the Senior Assignment of Leases and Rents. Upon any failure by Assignor so to do, Agent may make, execute, record, file, re-record and/or refile any and all such assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, instruments, certificates, and documents for and in the name of Assignor, and Assignor hereby irrevocably appoints Agent the agent and attorney-in-fact of Assignor so to do.

     4.12 Notices. Except for any statutory notices required prior to exercise of the remedies provided herein, which must be delivered in accordance with such statutes, all notices, requests and other communications hereunder shall be made and delivered in the manner provided in the Security Instrument.
     4.13 Modifications, Etc. Assignor hereby consents and agrees that Agent may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Obligations; substitute for any collateral so held by it, other collateral of like kind; agree to modification of the terms of the Mezzanine Credit Agreement or any of the other Security Documents or Loan Documents; extend or renew the Notes, the Mezzanine Credit Agreement or any of the other Security Documents or Loan Documents for any period; grant releases, compromises and indulgences with respect to the Notes, the Mezzanine Credit Agreement or any of the other Security Documents or Loan Documents for any period; grant releases, compromises and indulgences with respect to the Notes, the Mezzanine Credit Agreement or any of the other Security Documents or Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor or endorser of the Notes, the Security Instrument, the Mezzanine Credit Agreement, or any other Security Documents or Loan Documents; or take or fail to take any action of any type whatsoever; and no such action which Agent shall take or fail to take in connection with the Security Documents or Loan Documents, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor’s obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Agent. The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents and the Leases, and any and all references herein to the Security Documents or the Leases shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.
     4.14 Interpretation. Any provision in the Mezzanine Credit Agreement or the Security Instrument that pertains to this Assignment shall be deemed to be incorporated herein as if such provision were fully set forth in this Assignment. In the event of any conflict between the terms of this Assignment and the terms of the Mezzanine Credit Agreement, the terms of the Mezzanine Credit Agreement shall prevail. In the event of any conflict between the terms of this Assignment and the Security Instrument, the terms of the Security Instrument shall prevail. A provision in this Assignment shall not be deemed to be inconsistent with the Mezzanine Credit Agreement or the Security Instrument by reason of the fact that no provision in the Mezzanine Credit Agreement or the Security Instrument covers such provision in this Assignment.
     4.15 Prior Assignment of Leases and Rents. This Assignment is subject and subordinate to the Senior Assignment of Leases and Rents.

     IN WITNESS WHEREOF, Assignor has executed this Assignment under seal as of the day and year first above written.

ASSIGNOR:

APARTMENT REIT WALKER RANCH, LP, a Texas limited partnership

By:	APARTMENT REIT WALKER RANCH GP, LLC, a
Delaware limited liability company, its General Partner

	By:	NNN APARTMENT REIT HOLDINGS, L.P., a
Virginia limited partnership, its Manager

		By:	NNN APARTMENT REIT, INC., a Maryland corporation, its General Partner

			By: Name:	/s/ Stanley J. Olander Stanley J. Olander, Jr.
			Title:	CEO

[CORPORATE SEAL]
[Signature Page to Mezzanine Assignment of Leases and Rents — Wachovia/NNN October 2006]

STATE OF VIRGINIA               )
COUNTY OF [ILLEGIBLE]      )
     This instrument was acknowledged before me on October 27, 2006, by S J Olander the CEO of NNN Apartment REIT, Inc., a Maryland corporation, on behalf of said corporation as the General Partner of NNN Apartment REIT Holdings, L.P., a Virginia limited partnership, on behalf of such limited partnership as the Manager of Apartment REIT Walker Ranch GP, LLC, a Delaware limited liability company as the General Partner of APARTMENT REIT WALKER RANCH, LP, a Texas limited partnership.

/s/ [ILLEGIBLE] Notary Public, in and for

(SEAL)	THE STATE OF VIRGINIA

My Commission Expires: 6/30/10
[Signature Page to Mezzanine Assignment of Leases and Rents — Wachovia/NNN October 2006]